                                                                     EXHIBIT 4.1

COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION
TRANSFER AGENT AND REGISTRAR

BY
                                 AUTHORIZED SIGNATURE



  COMMON STOCK                                                  COMMON STOCK


                                                                 SEE REVERSE FOR
                   FieldWorks, Incorporated                  CERTAIN DEFINITIONS
     INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                                     -----------------
THIS CERTIFIES that                                  CUSIP 31659P 10 3
                                                     -----------------


is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.001
                                 PER SHARE, OF
                           FieldWorks, Incorporated

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

    WITNESS THE FASCIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:


          SECRETARY                          PRESIDENT AND
                                             CHIEF EXECUTIVE OFFICER

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                            FieldWorks Incorporated

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

                    --------------------------------------

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
   TEN COM        --as tenants in common  UNIF GIFT MIN ACT--.....Custodian.....
                                                             (Cust)      (Minor)
   TEN ENT        --as tenants by the entireties   under Uniform Gifts to Minors
   JT TEN         --as joint tenants with right of survivorship and not as
                    tenants in common

                                                             Act..........
                                                                 (State)
                  Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

                             --------------------------------------------------

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

DATED
                                   --------------------------------------------

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                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED